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STATE OF NORTH CAROLINA

COUNTY OF ALAMANCE                    CAPITAL MAINTENANCE AGREEMENT


     This Capital Maintenance Agreement (the "Agreement"), dated as of June 21, 1999, by and between First Community Financial Corporation, Burlington, North Carolina, a North Carolina-chartered bank holding company (the "Holding Company") and Community Savings Bank, Inc., a North Carolina-chartered stock savings bank (the "Savings Bank").

     WHEREAS, the Savings Bank has applied to the Administrator, Savings Institutions Division, North Carolina Department of Commerce ("Administrator") for permission to convert from a North Carolina mutual savings bank to a North Carolina stock owned savings bank (the "Conversion"); and

     WHEREAS, as a part of the Conversion, the Holding Company has applied to the Administrator for permission to acquire all of the capital stock issued by the Savings Bank in the Conversion (the "Acquisition") and to sell shares of the Holding Company's common stock to certain persons in a subscription and, if necessary, a community offering and a syndicated community offering; and

     WHEREAS, the Administrator, the Holding Company and the Savings Bank wish to protect the interests of the depositors of the Savings Bank and the Savings Association Insurance Fund; and

     WHEREAS, by letter dated May 10, 1999, the Administrator has approved the Conversion and the Acquisition conditional upon, among other things, the Holding Company and the Savings Bank entering this Agreement (the "Approval").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree that, following the Conversion and Acquisition, the Holding Company
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and the Savings Bank will maintain the capital of the Savings Bank at all times in compliance with the applicable capital requirements of all federal and state regulatory agencies having supervisory authority over the Savings Bank, including the capital requirements of the Administrator and the Federal Deposit Insurance Corporation.

     IN WITNESS WHEREOF, this Agreement has been executed by each director of the Holding Company and the Savings Bank.


DIRECTORS OF FIRST COMMUNITY
FINANCIAL CORPORATION:




/s/ Jimmy L. Byrd                   /s/ Edgar L Hartgrove
---------------------------         ----------------------
Jimmy L. Byrd                       Edgar L. Hartgrove



/s/ William R. Gilliam              /s/ William C. Ingold
-----------------------------       ----------------------
William R. Gilliam                  William C. Ingold



/s Julian P. Griffin                /s/ Charles A. LeGrand
------------------------------      -----------------------
Julian P. Griffin                   Charles A. LeGrand



/s/ W. Joseph Rich                  /s/ James D. Moser, Jr
--------------------------------    -----------------------
W. Joseph Rich                      James D. Moser, Jr.



/s/ Alfred J. Spitzner             /s/ H. N. Wellons
---------------------------------  -------------------------
Alfred J. Spitzner                 Herbert N. Wellons

                                       2
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DIRECTORS OF COMMUNITY SAVINGS BANK, INC.:



 /s/ Jimmy L. Byrd                  /s/ Edgar L. Hartgrove
----------------------------------  -------------------------
Jimmy L. Byrd                       Edgar L. Hartgrove



/s/ William R. Gilliam              /s/ William C. Ingold
----------------------------------  -------------------------
William R. Gilliam                  William C. Ingold



/s/ Julian P. Griffin                 /s/ Charles A. LeGrand
-----------------------------------   -----------------------
Julian P. Griffin                     Charles A. LeGrand



/s/ W. Joseph Rich                    /s/ James D. Moser, Jr.
-----------------------------------   -------------------------
W. Joseph Rich                        James D. Moser, Jr.



/s/ Alfred J. Spitzner                /s/ H. N. Wellons
------------------------------------  -----------------------
Alfred J. Spitzner                    Herbert N. Wellons

                                       3